RCN Exchange Program

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The Exchange Program expires at 11:59 P.M. Eastern Time, on August 12, 2009, unless extended by RCN (the "Expiration Date").

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This website allows you to participate in the Exchange Program. You must make an election for each grant of your outstanding Eligible Options prior to the Expiration Date if you wish to participate. You may withdraw your election at any time prior to the Expiration Date, and you then may change your mind and re-tender Eligible Options prior to the Expiration Date. The system will remain open virtually 24 hours a day until the Expiration Date. You can choose to exchange some or all of your Eligible Options or keep them, subject to the requirement that if you choose to tender any portion of a particular grant, you must tender that entire grant. If you do not make an election, your Eligible Options will remain as is.

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When you have entered the information, click "Login." If you do not have your login information, please contact Fidelity Stock Plan Services at 1-800-544-9354 between the hours of 5:00 p.m. on Sunday and Midnight on Friday, Eastern Time.

RCN Exchange Program

Terms of Use

Terms of Use

To accept the Terms of Use, please scroll to the bottom of the page and click "I Agree."

This RCN Stock Exchange Website ("website") is intended to illustrate how an exchange of your Eligible Options will work. The tool will show you the number of New Options you will receive in exchange for your current Eligible Options if they are tendered to RCN as described in the Offer to Exchange. The Offer to Exchange sets out all of the terms and conditions of the Exchange Offer. In making your decision whether to exchange your Eligible Options, you should consider your own personal circumstances and any number of other factors, such as:

- The tax consequences of your decision.
- Your present financial circumstances.
- Your opinion as to the future growth potential for RCN stock.

We recommend that you consult with your personal investment, tax and legal advisors before making your election.

This website is designed to help you understand the number of New Options you will be granted in exchange for your outstanding Eligible Options if you elect to participate in the program according to the provisions of the Offer to Exchange.

Your use of the website is subject to the following Terms of Use ("Terms"). By using or accessing the website, you accept and agree to be bound by these Terms. Your use of the website is governed by the version of the Terms in effect on the date the website is accessed by you. RCN may modify these Terms at any time without prior notice.

This website is the property of RCN and/or its licensors. Subject to the Terms set forth herein, you are hereby granted a non-exclusive, non-transferable right to access, use and display this website and the information generated by the website (individually and collectively the "Materials"). RCN hereby authorizes you

Exchange Program

Terms of Use

to view and/or download the Materials in this website only for your personal non-commercial use. This authorization is not a transfer of title to the Materials downloaded. You may not use the Materials in any way (other than to enter your own assumptions). You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials. The Materials are protected by intellectual property laws worldwide.

The Materials may contain inaccuracies and typographical errors. Neither RCN nor its licensors warrants the accuracy or completeness of the Materials or the reliability thereof, subject to applicable law. The Materials are not intended to provide legal, financial or tax advice or opinions, do not serve as a substitute for specific advice from a licensed professional and you may not rely on the contents of the Materials as such. All examples are hypothetical and are intended for illustrative purposes only. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Materials are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Materials are made available to you on an "as is", "as available" and "with all faults" basis. Neither RCN nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to provide a tool that is secure, timely and accurate, neither RCN nor its licensors warrant that the Materials will meet your needs or that they will be uninterrupted, timely, secure or error-free. RCN and its licensors also make no warranty that the results obtained from the use of the Materials will be accurate or reliable, or that the quality of any products, services, tools, information or other material obtained by you through this website and related Materials will meet your expectations. In no event shall RCN or any of its licensors be liable for any consequential, incidental, special, indirect or other losses or damages of whatsoever kind that result from use or loss of use of the Materials, however caused and to the fullest extent permitted by law, even if RCN has been advised of the possibility of such losses or damages. These Terms and their enforcement are governed by the laws of The State of Delaware, without regard to conflicts of law. The rights, exclusions and limitations of liability under these Terms operate to the benefit of RCN's subcontractors, licensors and vendors to the same extent that such provisions operate to the benefit of RCN.

By clicking "I Agree" below, I am indicating that I understand and accept the Terms.

Exchange Program

Terms of Use

reliability thereof, subject to applicable law. The Materials are not intended to provide legal, financial or tax advice or opinions, do not serve as a substitute for specific advice from a licensed professional and you may not rely on the contents of the Materials as such. All examples are hypothetical and are intended for illustrative purposes only. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Materials are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Materials are made available to you on an "as is", "as available" and "with all faults" basis. Neither RCN nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to provide a tool that is secure, timely and accurate, neither RCN nor its licensors warrant that the Materials will meet your needs or that they will be uninterrupted, timely, secure or error-free. RCN and its licensors also make no warranty that the results obtained from the use of the Materials will be accurate or reliable, or that the quality of any products, services, tools, information or other material obtained by you through this website and related Materials will meet your expectations. In no event shall RCN or any of its licensors be liable for any consequential, incidental, special, indirect or other losses or damages of whatsoever kind that result from use or loss of use of the Materials, however caused and to the fullest extent permitted by law, even if RCN has been advised of the possibility of such losses or damages. These Terms and their enforcement are governed by the laws of The State of Delaware, without regard to conflicts of law. The rights, exclusions and limitations of liability under these Terms operate to the benefit of RCN's subcontractors, licensors and vendors to the same extent that such provisions operate to the benefit of RCN.

By clicking "I Agree" below, I am indicating that I understand and accept the Terms.

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Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election?
Click the **Elect** tab above or the **Make Your Election** button below.

Exchange Program Overview

The terms of the Exchange Program are contained in the Offer to Exchange. In the event of any inconsistency between the information on this website and the Offer to Exchange, the Offer to Exchange will govern.

To summarize, RCN is offering to exchange *Eligible Options* from *Eligible Employees* for a lesser number of *New Options*.

For the purpose of this Exchange Program, terms are defined as follows:

Eligible Options are any outstanding stock option for the purchase of shares of common stock granted under RCN's 2005 Stock Compensation Plan (the "2005 Plan").

Eligible Employees are every employee of RCN on the date the Exchange Program starts (including every officer of RCN, except for the chief executive officer) who holds one or more Eligible Options and who continues to be an employee of RCN as of the New Option Grant Date. Members of RCN's Board of Directors are not eligible to participate.

New Options are new stock options issued under the 2005 Plan that will replace the Eligible Options tendered pursuant to the Exchange Program.

Cancellation Date is the date when Eligible Options that are tendered to RCN and accepted by us pursuant to the Exchange Program will be cancelled.

New Option Grant Date will be the same day as the Expiration Date. If the Expiration Date is extended, the New Option Grant Date will be similarly extended. We expect the New Option Grant Date to be August 12, 2009.

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Important Legal Information

Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

employee of RCN as of the New Option Grant Date. Members of RCN's Board of Directors are not eligible to participate.

New Options are new stock options issued under the 2005 Plan that will replace the Eligible Options tendered pursuant to the Exchange Program.

Cancellation Date is the date when Eligible Options that are tendered to RCN and accepted by us pursuant to the Exchange Program will be cancelled.

New Option Grant Date will be the same day as the Expiration Date. If the Expiration Date is extended, the New Option Grant Date will be similarly extended. We expect the New Option Grant Date to be August 12, 2009.

For complete definitions of the terms, please refer to Offer to Exchange.

New Options are stock options that will have an exercise price equal to the greater of (i) the closing price of the common stock as quoted on the NASDAQ Global Select Market on the Expiration Date, or (ii) the trailing average of the closing prices of the common stock as quoted on the NASDAQ Global Select Market on the twenty trading days ending on the Expiration Date.

You can choose to exchange some Eligible Options and not others, **but you must exchange all of the Eligible Options of any given grant if you want to exchange any of them.** For example, if you were granted 100 stock options on March 14, 2008 at an exercise price of $11.12, then all of those options would be considered part of the same grant. You may either exchange all of those options or none of them, but you may not exchange only some of them.

If you choose to exchange Eligible Options, you will be agreeing to cancel those options and your currently outstanding option agreement(s) relating to those options and you will irrevocably release all of your rights with respect to those options and agreements in exchange for New Options.

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- Exchange Program Overview
- Website Overview
- Your Choices
- Questions and Answers
- Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

Website Overview

Use this website to:

- Calculate the number of New Options available for your Eligible Options.
- Make an election for each of your Eligible Option grants. Please note that you can make a separate election for each grant.

The Exchange Program expires at 11:59 P.M. Eastern Time, on August 12, 2009, unless extended by RCN (the "Expiration Date"). You may change your election until the Expiration Date, as the system will remain open virtually 24 hours a day until the Expiration Date. Your election outstanding as of the Expiration Date will be final.

You can:

- **Learn more** about your choices and how to make an election.
- **Elect to exchange** your Eligible Options or withdraw an election to exchange your Eligible Options.

This important choice is yours to make. Remember, you must make an election prior to 11:59 P.M. Eastern Time, on August 12, 2009, unless extended by RCN (the "Expiration Date"). If you do not make an election, your eligible stock options will remain as is.

You may change your election at any time prior to the Expiration Date. However, your election outstanding as of the Expiration Date will be final. You will have no future opportunity to change your election after the Expiration Date, unless RCN extends the Expiration Date.

Make Your Election

Important Legal Information

Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

Your Choices

If you choose to participate in the Exchange Program, you must choose whether to exchange outstanding Eligible Options previously granted to you.

Your choices are:

- **Exchange all of your Eligible Options** - Your Eligible Options will be exchanged for New Options promptly after the Expiration Date at an exchange ratio as set forth in the Offer to Exchange.
- **Exchange only some of your Eligible Options** - However, you must exchange all of the options in any given Grant.
- **Do Nothing** - If you do not make an election to tender to RCN any or all of your outstanding Eligible Options, then your outstanding Eligible Options will remain outstanding until they expire or are terminated by their terms, and the Eligible Options will retain their current exercise price and vesting schedule.

Terminating Employment - If your employment terminates with RCN prior to the date RCN grants the New Options, which is expected to be August 12, 2009, then you will not receive any New Options and instead will retain your current options, which will expire in accordance with their existing terms.

The information on this website regarding your Eligible Options is as of July 14, 2009 and will not be updated to reflect any changes after July 14, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this website to exchange an option that is no longer eligible for exchange in the Exchange Program, as a result of termination of your employment or otherwise, will not be accepted.

RCN has sole discretion to determine the eligibility of options for exchange under the Exchange Program and the eligibility of employees to participate in the Exchange Program. In addition, RCN has sole discretion to determine all questions as to form, validity (including time of receipt), and

Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

If you choose to participate in the Exchange Program, you must choose whether to exchange outstanding Eligible Options previously granted to you.

Your choices are:

- **Exchange all of your Eligible Options** - Your Eligible Options will be exchanged for New Options promptly after the Expiration Date at an exchange ratio as set forth in the Offer to Exchange.
- **Exchange only some of your Eligible Options** - However, you must exchange all of the options in any given Grant.
- **Do Nothing** - If you do not make an election to tender to RCN any or all of your outstanding Eligible Options, then your outstanding Eligible Options will remain outstanding until they expire or are terminated by their terms, and the Eligible Options will retain their current exercise price and vesting schedule.

Terminating Employment - If your employment terminates with RCN prior to the date RCN grants the New Options, which is expected to be August 12, 2009, then you will not receive any New Options and instead will retain your current options, which will expire in accordance with their existing terms.

The information on this website regarding your Eligible Options is as of July 14, 2009 and will not be updated to reflect any changes after July 14, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this website to exchange an option that is no longer eligible for exchange in the Exchange Program, as a result of termination of your employment or otherwise, will not be accepted.

RCN has sole discretion to determine the eligibility of options for exchange under the Exchange Program and the eligibility of employees to participate in the Exchange Program. In addition, RCN has sole discretion to determine all questions as to form, validity (including time of receipt), and acceptance of any tender (or withdrawal) of Eligible Options. As described in the Offer to Exchange, RCN has sole discretion to waive any defect or irregularity in any election with respect to any particular Eligible Options or any particular Eligible Employee.

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RCN Exchange Program

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- Exchange Program Overview
- Website Overview
- Your Choices
- Questions and Answers
- Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

Questions and Answers

1. Why is RCN offering the Exchange Program?
2. What stock options are we offering to exchange in the Exchange Program?
3. Do I have to participate in the Exchange Program?
4. If I participate in the Exchange Program, will I be able to exchange only a portion of my Eligible Options?
5. Will my decision to participate in the Exchange Program have any impact on my ability to receive options in the future?
6. Will I be required to give up all my rights under my Eligible Options?
7. Are there any differences between the New Options and the Eligible Options that may be tendered in the Exchange Program?
8. Will I owe taxes if I participate in the Exchange Program?
9. What will happen if I do not make an election by the Expiration Date?
10. May I change my mind after electing to participate in or withdraw from this Exchange Program?
11. When will I receive my New Options?
12. Once I tender my Eligible Options, is there anything I must do to receive the New Options?
13. What if I have additional questions?

1. Why is RCN offering the Exchange Program?

We believe that the decline in the price of RCN stock has had a negative impact on our ability to incentivize, reward and motivate employees through the use of stock options. Because our outstanding options have exercise prices well above the current stock price, many employees believe their options are of little or no value. RCN is offering this exchange because we believe competitive compensation and incentive programs are crucial to the future success of RCN and we want to encourage retention of our employees.

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Make Your Election

Important Legal Information

Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

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2. What stock options are we offering to exchange in the Exchange Program?

The Exchange Program will cover all options outstanding under the 2005 Plan that are held by Eligible Employees. The Exchange Program will not be made available to former employees. The chief executive officer and members of RCN's Board of Directors will not be eligible to participate in the Exchange Program.

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3. Do I have to participate in the Exchange Program?

No. Participation in the Exchange Program is completely voluntary. If you choose not to participate, you will keep all of your Eligible Options, and you will not receive any New Options in the Exchange Program. No changes will be made to the terms of your Eligible Options as a result of your decision not to participate in the Exchange Program.

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4. If I participate in the Exchange Program, will I be able to exchange only a portion of my Eligible Options?

You will be able to elect to exchange all or none of your Eligible Options on a grant-by-grant basis. However, you will not be able to split a single Grant. In other words, if you have a Grant of 1,000 options with a specific grant date and exercise price, you will not be able to choose to exchange 500 options and keep 500 options. You will be able to either exchange all 1,000 options from that Grant or none of those 1,000 options. Similarly, you could exercise options with other grant dates and exercise prices on an all or nothing basis.

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Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

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5. Will my decision to participate in the Exchange Program have any impact on my ability to receive options in the future?

No. Participation or non-participation in the Exchange Program will have no effect on your consideration for future option grants. However, all option grants are at the discretion of the Compensation Committee of our Board of Directors.

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6. Will I be required to give up all my rights under my Eligible Options?

Yes. Once we have accepted your Eligible Options, your Eligible Options will be cancelled and you will no longer have any rights to those options. We expect that the Expiration Date and the Cancellation Date will be August 12, 2009. We also expect that the New Option Grant Date will be August 12, 2009. If the Expiration Date is extended, the Cancellation Date and the New Option Grant Date will be similarly extended.

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7. Are there any differences between the New Options and the Eligible Options that may be tendered in the Exchange Program?

If you choose to participate in the Exchange Program and tender Eligible Options for exchange, you will receive New Options that will have substantially the same terms and conditions as the Eligible Options you tendered, except that:

- You will receive a lesser amount of New Options. The number of New Options will be determined using an exchange ratio designed to result in a fair value, using standard valuation techniques, of the New Options being

Make Your Election

Important Legal Information

Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

approximately equal to the fair value of the Eligible Options that are tendered for exchange.

- The exercise price for the New Options will be equal to the greater of (i) the closing price of the common stock as quoted on the NASDAQ Global Select Market on the Expiration Date, or (ii) the trailing average of the closing prices of the common stock as quoted on the NASDAQ Global Select Market on the twenty trading days ending on the Expiration Date. The Company expects the exercise price for the New Options to be lower than the exercise price of the stock options that will be tendered for exchange.
- The New Options will be subject to a three year vesting period, even if all or a portion of the tendered Eligible Options are already vested. One-third of the New Options will vest on each anniversary of the grant date.
- The New Options will have a term of seven years from the New Option Grant Date.
- The New Options will be non-qualified stock options, even if the tendered Eligible Options are incentive stock options.

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8. Will I owe taxes if I participate in the Exchange Program?

If you participate in the Exchange Program and are a citizen or resident of the United States, you generally will not be required under current U.S. law to recognize income for U.S. federal income tax purposes either by reason of the relinquishment of Eligible Options or the receipt of New Options. However, you may have taxable income when you exercise your New Options or when you sell your shares.

For all employees, we recommend that you consult with your own tax advisor to determine the personal tax consequences to you of participating in the Exchange Program. If you are a citizen or resident of more than one country, or are considered a resident of more than one country for local law purposes, you should be aware that there may be additional tax and social insurance consequences that apply to you.

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9. What will happen if I do not make an election by the Expiration Date?

Exchange Program Overview
Website Overview
Your Choices
Questions and Answers
Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

9. What will happen if I do not make an election by the Expiration Date?

If you do not make your election by 11:59 P.M., Eastern Time, on August 12, 2009, unless extended by RCN, you will not participate in the Exchange Program, and all of your Eligible Options will remain subject to their original terms, including their original exercise price and vesting schedule.

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10. May I change my mind after electing to participate in or withdraw from this Exchange Program?

Yes. You may change your mind after you have submitted your election to exchange your Eligible Options by submitting a new election at any time before the Expiration Date. If we extend the Expiration Date, you may submit a new election at any time until the extended Offering Period expires. You may change your mind as many times as you wish, but you will be bound by the last properly submitted election to RCN before the Expiration Date.

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11. When will I receive my New Options?

We will grant the New Options on the New Option Grant Date, which we expect will be August 12, 2009. If the Offering Period is extended, the New Option Grant Date will be similarly extended. We expect your stock records will be updated in our stock administration system and will be viewable to you at http://netbenefits.com on or about September 4, 2009.

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12. Once I tender my Eligible Options, is there anything I must do to receive the New Options?

Make Your Election

Important Legal Information

RCN Exchange Program **John Sample** logout

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- Exchange Program Overview
- Website Overview
- Your Choices
- Questions and Answers
- Exchange Offer (PDF)

Ready to make an election? Click the **Elect** tab above or the **Make Your Election** button below.

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11. When will I receive my New Options?

We will grant the New Options on the New Option Grant Date, which we expect will be August 12, 2009. If the Offering Period is extended, the New Option Grant Date will be similarly extended. We expect your stock records will be updated in our stock administration system and will be viewable to you at http://netbenefits.com on or about September 4, 2009.

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12. Once I tender my Eligible Options, is there anything I must do to receive the New Options?

Once your Eligible Options have been accepted and cancelled, there is nothing that you must do to receive your New Options. We expect that the Expiration Date, the Cancellation Date and the New Option Grant Date will be August 12, 2009. If the Expiration Date is extended, the Cancellation Date and the New Option Grant Date will be similarly extended.

Once your New Options are granted, you will need to accept them. You will receive an email from our stock plan administrator with instructions on how to accept your New Options.

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13. What if I have additional questions?

If you have any other questions about the Exchange Program, please refer to the additional questions and answers contained in the Offer to Exchange.

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Important Legal Information

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Exchange Program Elections and Agreement

To exchange your Eligible Options by tendering them in the Exchange Program, check the boxes below. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Options

☑ Exchange All Eligible Options

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio	I elect to 'Exchange' my Eligible Options	New Options Granted*
2004	07/30/2004	$21.15	3,333	0	1.2:1	☑	2,777
2006	07/06/2006	$30.01	20,052	7,448	1.4:1	☑	19,642
2008	03/03/2008	$18.40	1,875	5,625	1.1:1	☑	6,818
						Total:	29,237

Important Legal Information

*May not reflect any options that expire, terminate or are forfeited prior to the Expiration Date. These values are as of July 14, 2009 and are subject to change.

The grid above does not reflect the impact of employment terminations after July 14, 2009.

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- The terms and conditions applicable to the Exchange Program and any decision to exchange Eligible Options by tendering them in the Exchange Program are contained in the Offer to Exchange.
- If you elect to exchange Eligible Options, those options will be cancelled when RCN accepts your tender of the options. RCN believes any "Exchange" election shall be treated as a non-taxable event for U.S. federal income tax purposes. Tax consequences for foreign jurisdictions may vary. In addition to reviewing the Offer to Exchange carefully, RCN recommends that you consult with your personal investment, tax and legal advisors before making your election.

By electing to exchange your eligible stock options by tendering them in the Exchange Program, you are agreeing as follows:

1. I have received and read the Offer to Exchange dated July 16, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Program as set forth in the Offer to Exchange.
2. I agree to be bound by the last properly submitted election as of 11:59 P.M. Eastern Time, on the Expiration Date.
3. I hereby sell, assign and transfer to RCN all right, title and interest in and to the Eligible Options tendered as indicated in the table above. RCN's acceptance of the Eligible Options tendered will constitute a binding agreement between RCN and me.
4. I represent that I have full power and authority to tender the Eligible Options and the Eligible Options I am tendering will not be encumbered in any way.
5. I understand that when RCN accepts my properly tendered Eligible Options, the Eligible Options and my option agreement(s) relating to the Eligible Options will be cancelled and rendered null and void and I, by tendering such Eligible Options, irrevocably release all of my rights with respect to such Eligible Options and such option agreement(s).
6. My election as reflected on this website and the Offer to Exchange constitute my entire agreement with RCN with respect to the Exchange Program. A new stock option agreement that will be delivered to me on or about September 4, 2009, will govern the terms of the New Options.
7. I acknowledge that if the price of RCN common stock increases after the date on which my exchanged Eligible Options are cancelled, my cancelled Eligible Options might be worth more than the New Options I receive in exchange for them.
8. I authorize RCN to collect, use, transfer and share my personal information to the extent RCN deems necessary to facilitate my participation in the Exchange Program.
9. I will, upon request, promptly execute and deliver any additional documents deemed by RCN to be necessary to complete the acceptance and payment of the Eligible Options tendered.
10. I understand that participation in the Exchange Program will not be construed as a right to my continued employment or service with RCN or any of its subsidiaries for any period, and that my employment or service can be terminated at any time by RCN or myself (or one of RCN's subsidiaries, as applicable), with or without cause or notice, in accordance with the terms of my employment with RCN. I understand that participation in the Exchange Program will not alter or affect any provision of my employment relationship with RCN (other than to the extent that New Options replace Eligible Options,

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stock option agreement that will be delivered to me on or about September 4, 2009, will govern the terms of the New Options.

7. I acknowledge that if the price of RCN common stock increases after the date on which my exchanged Eligible Options are cancelled, my cancelled Eligible Options might be worth more than the New Options I receive in exchange for them.
8. I authorize RCN to collect, use, transfer and share my personal information to the extent RCN deems necessary to facilitate my participation in the Exchange Program.
9. I will, upon request, promptly execute and deliver any additional documents deemed by RCN to be necessary to complete the acceptance and payment of the Eligible Options tendered.
10. I understand that participation in the Exchange Program will not be construed as a right to my continued employment or service with RCN or any of its subsidiaries for any period, and that my employment or service can be terminated at any time by RCN or myself (or one of RCN's subsidiaries, as applicable), with or without cause or notice, in accordance with the terms of my employment with RCN. I understand that participation in the Exchange Program will not alter or affect any provision of my employment relationship with RCN (other than to the extent that New Options replace Eligible Options, and any changes to vesting outlined in the Offer to Exchange which shall prevail in the event of a conflict with any employment agreement).
11. RCN has advised me to consult with my own legal, financial and tax advisors as to the consequences of participating or not participating in the Exchange Program before making any decision whether to participate.
12. I understand that, as described in Sections 7 and 15 of the Offer to Exchange, RCN may extend, amend, withdraw or terminate the Exchange Program and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the Eligible Options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Program expires at 11:59 P.M. Eastern Time, on August 12, 2009, unless extended by RCN. You can change your decision until the Expiration Date, as the system will remain open virtually 24 hours a day until such time. Your election outstanding as of 11:59 P.M., Eastern Time, on the Expiration Date will be your final, recorded decision. If you do not make an election for any or all of your outstanding Eligible Options, they will not be exchanged and will remain outstanding.

Wednesday July 15, 2009, 01:34 PM

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Important Legal Information

RCN Exchange Program

John Sample
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Learn More | Elect

Exchange Program Elections and Agreement

To exchange your Eligible Options by tendering them in the Exchange Program, check the boxes below. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Optio... ...ble Options

Grant Year	Grant D...	...v Options ...anted*
2004	07/30/2...	2,777
2006	07/06/2...	19,642
2008	03/03/2...	6,818
		29,237

Warning

Thank you for making your elections. You have chosen to exchange all of your Eligible Options at this time. Please print the election for your records. You may change your election at any time prior to the Expiration Date. However, the last election submitted will be final. You will have no future opportunity to change your election after 11:59 P.M. Eastern Time, on August 12, 2009, unless extended by RCN.

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Important Legal Inf...

*May not reflect any options that expire, terminate or are forfeited prior to the Expiration Date. These values are as of July 14, 2009 and are subject to change.

The grid above does not reflect the impact of employment terminations after July 14, 2009.

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Important Legal Information

RCN Exchange Program

John Sample
logout

Learn More | Elect

Exchange Program Elections and Agreement

To exchange your Eligible Options by tendering them in the Exchange Program, check the boxes below. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Options

☐ **Exchange All Eligible Options**

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio	I elect to 'Exchange' my Eligible Options	New Options Granted*
2004	07/30/2004	$21.15	3,333	0	1.2:1	☐	0
2006	07/06/2006	$30.01	20,052	7,448	1.4:1	☐	0
2008	03/03/2008	$18.40	1,875	5,625	1.1:1	☐	0
						Total:	0

Important Legal Information

*May not reflect any options that expire, terminate or are forfeited prior to the Expiration Date. These values are as of July 14, 2009 and are subject to change.

The grid above does not reflect the impact of employment terminations after July 14, 2009.

Back

Important Legal Information

RCN Exchange Program John Sample logout

Learn More | Elect

Exchange Program Elections and Agreement

To exchange your Eligible Options by tendering them in the Exchange Program, check the boxes below. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Optio... ...ible Options

Grant Year	Grant D...	... Options ...anted*
2004	07/30/2...	0
2006	07/06/2...	0
2008	03/03/2...	0
		0

Warning

You have chosen to not exchange your Eligible Options at this time. Remember, you will have no future opportunity to change your election after 11:59 P.M. Eastern Time, on August 12, 2009, unless RCN extends the Exchange Program. If you do not elect to exchange your Eligible Options, they will remain outstanding on the same terms and conditions on which they were granted.

Go Back | Print Confirmation | Log Out

Important Legal Inf...

*May not reflect any options that expire, terminate or are forfeited prior to the Expiration Date. These values are as of July 14, 2009 and are subject to change.

The grid above does not reflect the impact of employment terminations after July 14, 2009.

Back

Important Legal Information

RCN Exchange Program

John Sample
logout

Learn More | Elect

Exchange Program Elections and Agreement

To exchange your Eligible Options by tendering them in the Exchange Program, check the boxes below. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Options

☐ **Exchange All Eligible Options**

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio	I elect to 'Exchange' my Eligible Options	New Options Granted*
2004	07/30/2004	$21.15	3,333	0	1.2:1	☑	2,777
2006	07/06/2006	$30.01	20,052	7,448	1.4:1	☐	0
2008	03/03/2008	$18.40	1,875	5,625	1.1:1	☑	6,818
						Total:	9,595

Important Legal Information

*May not reflect any options that expire, terminate or are forfeited prior to the Expiration Date. These values are as of July 14, 2009 and are subject to change.

The grid above does not reflect the impact of employment terminations after July 14, 2009.

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Important Legal Information

RCN Exchange Program

Click here to print.

Print Confirmation

John Sample

Confirmation Number: testcase1-20090715-134039

Exchange Program Print Elections

To exchange your Eligible Options by tendering them in the Exchange Program, check the boxes below. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your Eligible Options by checking the boxes once again.

Your Stock Options

☐ Exchange All Eligible Options

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio*	I elect to 'Exchange' my Eligible Options	New Options Granted**
2004	07/30/2004	$21.15	3,333	0	1.2:1	☑	2,777
2006	07/06/2006	$30.01	20,052	7,448	1.4:1	☐	0
2008	03/03/2008	$18.40	1,875	5,625	1.1:1	☑	6,818
						Total:	9,595

Important Legal Information

*May not reflect any options that expire, terminate or are forfeited prior to the Expiration Date. These values are as of July 14, 2009 and are subject to change.

The grid above does not reflect the impact of employment terminations after July 14, 2009.

- The terms and conditions applicable to the Exchange Program and any decision to exchange Eligible Options by tendering them in the Exchange Program are contained in the Offer to Exchange.
- If you elect to exchange Eligible Options, those options will be cancelled when RCN accepts your tender of the options. RCN believes any "Exchange" election shall be treated as a non-taxable event for U.S. federal income tax purposes. Tax consequences for foreign jurisdictions may vary. In addition to reviewing the Offer to Exchange carefully, RCN recommends that you consult with your personal investment, tax and legal advisors before making your election.

By electing to exchange your eligible stock options by tendering them in the Exchange Program, you are agreeing as follows:

1. I have received and read the Offer to Exchange dated July 16, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Program as set forth in the Offer to Exchange.
2. I agree to be bound by the last properly submitted election as of 11:59 P.M. Eastern Time, on the Expiration Date.
3. I hereby sell, assign and transfer to RCN all right, title and interest in and to the Eligible Options tendered as indicated in the table above. RCN's acceptance of the Eligible Options tendered will constitute a binding agreement between RCN and me.
4. I represent that I have full power and authority to tender the Eligible Options and the Eligible Options I am tendering will not be encumbered in any way.
5. I understand that when RCN accepts my properly tendered Eligible Options, the Eligible Options and my option agreement(s) relating to the Eligible Options will be cancelled and rendered null and void and I, by tendering such Eligible Options, irrevocably release all of my rights with respect to such Eligible Options and such option agreement(s).
6. My election as reflected on this website and the Offer to Exchange constitute my entire agreement with RCN with respect to the Exchange Program. A new stock option agreement that will be delivered to me on or about September 4, 2009, will govern the terms of the New Options.
7. I acknowledge that if the price of RCN common stock increases after the date on which my exchanged Eligible Options are cancelled, my cancelled Eligible Options might be worth more than the New Options I receive in exchange for them.
8. I authorize RCN to collect, use, transfer and share my personal information to the extent RCN deems necessary to facilitate my participation in the Exchange Program.
9. I will, upon request, promptly execute and deliver any additional documents deemed by RCN to be necessary to complete the acceptance and payment of the Eligible Options tendered.
10. I understand that participation in the Exchange Program will not be construed as a right to my continued employment or service with RCN or any of its subsidiaries for any period, and that my employment or service can be terminated at any time by RCN or myself (or one of RCN's subsidiaries, as applicable), with or without cause or notice, in accordance with the terms of my employment with RCN. I understand that participation in the Exchange Program will not alter or affect any provision of my employment relationship with RCN (other than to the extent that New Options replace Eligible Options, and any changes to vesting outlined in the Offer to Exchange which shall prevail in the event of a conflict with any employment agreement).
11. RCN has advised me to consult with my own legal, financial and tax advisors as to the consequences of participating or not participating in the Exchange Program before making any decision whether to participate.
12. I understand that, as described in Sections 7 and 15 of the Offer to Exchange, RCN may extend, amend, withdraw or terminate the Exchange Program and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the Eligible Options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Program expires at 11:59 P.M. Eastern Time, on August 12, 2009, unless extended by RCN. You can change your decision until the Expiration Date, as the system will remain open virtually 24 hours a day until such time. Your election outstanding as of 11:59 P.M., Eastern Time, on the Expiration Date will be your final, recorded decision. If you do not make an election for any or all of your outstanding Eligible Options, they will not be exchanged and will remain outstanding.

Wednesday July 15, 2009, 01:40 PM

Exchange Program

Important Legal Information

This communication is being made in respect to the offer by RCN Corporation ("RCN") to exchange your Eligible Options (the "Exchange Program"). In connection with the Exchange Program, RCN has filed with the Securities and Exchange Commission ("SEC") a Tender Offer Statement on Schedule TO, which includes the Offer to Exchange and other exhibits. Before making any decision whether to exchange your Eligible Options, you are urged to read the Schedule TO (including the Offer to Exchange and other exhibits) carefully because it contains important information about the Exchange Program. You may also obtain a free copy of the Offer to Exchange, as well as other filings containing information about RCN, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the Offer to Exchange and the filings with the SEC that are incorporated by reference in the Schedule TO can also be obtained, without charge, by directing a request to RCN, 196 Van Buren Street, Herndon, VA 20170, Attention: Jessica Kaman, or by telephone at (703) 434-8200.

Participating in the Exchange Program involves risks. Some of these risks are described in the Offer to Exchange. We recommend that you consider these risks as well as information concerning the risk factors included in RCN's:

- Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on February 24, 2009;
- Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009 filed with the SEC on May 5, 2009;
- Current Reports on Form 8-K filed with the SEC on January 13, 2009, January 22, 2009, February 10, 2009, February 24, 2009, March 10, 2009, May 5, 2009, May 21, 2009, and June 26, 2009;
- Definitive Proxy Statement on Schedule 14A for our 2009 Annual Meeting of Stockholders filed with the SEC on April 30, 2009; and
- Description of our common stock contained in our registration statement on Form 8-A12G filed with the SEC on December 27, 2004, including any amendment or report filed for the purpose of updating such description.

Although RCN's Board of Directors has approved the Exchange Program, neither RCN nor its Board of Directors makes any recommendation to you as to whether you should tender your Eligible Options. Similarly, neither RCN nor its Board of Directors makes any prediction about the price of RCN's common stock.

The Exchange Program is not being made to, nor will tenders of options be accepted from or on behalf of, holders in any jurisdiction in which the making of the offer or the acceptance of any tender of options thereby would not be in compliance with the laws of such jurisdiction.

Neither participation in the Exchange Program nor the Offer to Exchange should be construed to give any person the right to remain in the employ of RCN or any of its subsidiaries or to affect RCN's or any of its subsidiaries' right to terminate the employment of any person at any time with or without cause to the extent permitted under law (subject to the terms of any employment agreement). Neither participation in the Exchange Program nor the Offer to Exchange should be considered a contract or guarantee of wages or compensation.

Wednesday July 15, 2009, 01:41 PM